EXHIBIT 10.1

SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the 10th day of January, 2018

AMONG:

UPPERSOLUTION COM INC., a Nevada corporation, having a business address of 153 W.Lake Mead Parkway #2240 Henderson, NV 89015

(“Pubco”)

AND:

ANALOG NEST TECHNOLOGIES, INC., a Nevada corporation, having a business address of 244 Madison Avenue, New York, NY 10016-2817

(“Priveco”)

AND:

THE UNDERSIGNED SHAREHOLDERS OF PRIVECO AS LISTED ON SCHEDULE 1 ATTACHED HERETO

(the “Selling Shareholders”)

WHEREAS:

A. The Selling Shareholders are the holders of rights to 100,000 common shares in the capital of Priveco;

B. Pubco has agreed to issue 100,000 common shares in the capital of Pubco as of the Closing Date (as defined herein) to the Selling Shareholders as consideration for the purchase by Pubco of all of the issued and outstanding common shares of Priveco held by the Selling Shareholders; and

C. Upon the terms and subject to the conditions set forth in this Agreement, the Selling Shareholders have agreed to sell all of the issued and outstanding common shares of Priveco held by the Selling Shareholders to Pubco in exchange for common shares of Pubco.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1. DEFINITIONS

1.1 Definitions. The following terms have the following meanings, unless the context indicates otherwise:

(a) “Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

(b) “Closing” shall mean the completion of the Transaction, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

(c) “Closing Date” shall mean a date mutually agreed upon by the parties hereto in writing following the satisfaction or waiver by Pubco and Priveco of the conditions precedent set out in Sections 5 and 6 respectively;

(d) “Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

(e) “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(f) “GAAP” shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

(g) “Liabilities” shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

(h) “Priveco Shares” shall mean the 100,000 common shares of Priveco held by the Selling Shareholders, being all of the issued and outstanding common shares of Priveco beneficially held, either directly or indirectly, by the Selling Shareholders;

(i) “Pubco Securities” shall mean the Pubco Shares;

(j) “Pubco Shares” shall mean the 100,000 fully paid and non-assessable common shares of Pubco, to be issued to the Selling Shareholders by Pubco on the Closing Date;

(k) “SEC” shall mean the Securities and Exchange Commission;

(l) “Securities Act” shall mean the United States Securities Act of 1933, as amended;

(m) “Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

(n) “Transaction” shall mean the purchase of the Priveco Shares by Pubco from the Selling Shareholders in consideration for the issuance of the Pubco Securities.

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1.2 Schedules. The following schedules are attached to and form part of this Agreement:

Schedule

1		List of Selling Shareholders

2A	–	Certificate of Non-U.S. Shareholder

2B	–	Certificate of U.S. Shareholder

3	–	Directors and Officers of Priveco

4	–	Directors and Officers of Pubco

5	–	Priveco Intellectual Property

6	–	Priveco Personal Property

7	–	Priveco Material Contracts

8	–	Privaco Subsidiaries

9	–	Priveco Employees/Employment Agreements

1.3 Currency. All references to currency referred to in this Agreement are in United States Dollars (US$), unless expressly stated otherwise.

2. THE OFFER, PURCHASE AND SALE OF SHARES

2.1 Offer, Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Pubco, and Pubco hereby covenants and agrees to purchase from the Selling Shareholders all of the Priveco Shares held by the Selling Shareholders.

2.2 Consideration. As consideration for the sale of the Priveco Shares by the Selling Shareholders to Pubco, Pubco shall allot and issue the Pubco Securities to the Selling Shareholders or their nominees in the amount set out opposite each Selling Shareholder’s name in Schedule 1 on the basis of one thousand Pubco Shares for each Priveco Share held by each Selling Shareholder. The Selling Shareholders acknowledge and agree that the Pubco Securities are being issued pursuant to an exemption from the prospectus and registration requirements of the Securities Act. As required by applicable securities law, the Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All certificates representing the Pubco Securities issued on Closing will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Pubco Securities will be issued to the Selling Shareholders pursuant to an exemption from the registration requirements of the Securities Act:

(a) For Selling Shareholders not resident in the United States:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HERE BY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROV ISION S OF REGULATIONS UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

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(b) For Selling Shareholders resident in the United States:

“ NONE OF THE SECURITIES REPRESENTED HERE BY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

2.3 Share Exchange Procedure. Each Selling Shareholder may exchange his, her or its certificate representing the Priveco Shares by delivering such certificate to Pubco duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Pubco Shares to the holder thereof, together with:

(a) if the Selling Shareholder is not resident in the United States, a Certificate of Non-U.S. Shareholder (the “Certificate of Non-U.S. Shareholder”), a copy of which is set out in 2A; and

(b) if the Selling Shareholder is resident in the United States, a Certificate of U.S. Shareholder (the “Certificate of U.S. Shareholder”), a copy of which is set out in Schedule 2B.

2.4 Fractional Shares/Warrants. Notwithstanding any other provision of this Agreement, no certificate for fractional shares or warrants of the Pubco Securities will be issued in the Transaction. In lieu of any such fractional shares or warrants the Selling Shareholders would otherwise be entitled to receive upon surrender of certificates representing the Priveco Shares for exchange pursuant to this Agreement, the Selling Shareholders will be entitled to have such fraction rounded up to the nearest whole number of Pubco Shares and will receive from Pubco a stock certificate and warrant certificate representing same.

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2.5 Closing Date. The Closing will take place, subject to the terms and conditions of this Agreement, on the Closing Date.

2.6 Restricted Securities. The Selling Shareholders acknowledge that the Pubco Securities issued pursuant to the terms and conditions set forth in this Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

3. REPRESENTATIONS AND WARRANTIES OF PRIVECO AND THE SELLING SHAREHOLDERS

Priveco and the Selling Shareholders, jointly and severally, represent and warrant to Pubco, and acknowledge that Pubco is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Pubco, as follows:

3.1 Organization and Good Standing. Priveco is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Priveco is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Priveco owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Priveco taken as a whole.

3.2 Authority. Priveco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Priveco Documents”) to be signed by Priveco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Priveco Documents by Priveco and the consummation of the transactions contemplated hereby have been duly authorized by Priveco’ s board of directors. No other corporate or shareholder proceedings on the part of Priveco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Priveco Documents when executed and delivered by Priveco as contemplated by this Agreement will be, duly executed and delivered by Priveco and this Agreement is, and the other Priveco Documents when executed and delivered by Priveco as contemplated hereby will be, valid and binding obligations of Priveco enforceable in accordance with their respective terms except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c) as limited by public policy.

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3.3 Capitalization of Priveco. The entire authorized capital stock and other equity securities of Priveco consists of 1,000,000 common shares, par value $0.001 (the “Priveco Common Stock”). As of the date of this Agreement, there is 100,000 of Priveco Common Stock issued and outstanding. All of the issued and outstanding shares of Priveco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of the State of Nevada. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Priveco to issue any additional common shares of Priveco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Priveco any common shares of Priveco Common Stock. There are no agreements purporting to restrict the transfer of the Priveco Common Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Priveco Common Stock.

3.4 Title and Authority of Selling Shareholders. Each of the Selling Shareholders is and will be as of the Closing, the beneficial owner of and will have good and marketable title to all of the Priveco Common Stock held by it and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such Priveco Common Stock held by such Selling Shareholders have been duly and validly issued and are outstanding as fully paid and non- assessable common shares in the capital of Priveco. Each of the Selling Shareholders has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the Priveco Common Stock held by it.

3.5 Shareholders of Priveco Common Stock. Schedule 1 contains a true and complete list of the holders of all rights to acquire shares of the Priveco Common Stock including each holder’s name, address and number of rights to Priveco Shares held.

3.6 Directors and Officers of Priveco. The duly elected or appointed directors and the duly appointed officers of Priveco are as set out in Schedule 3.

3.7 Corporate Records of Priveco. The corporate records of Priveco, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Priveco is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Priveco.

3.8 Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Priveco or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Priveco or any of its subsidiaries, or any of their respective material property or assets;

(b) violate any provision of the constating documents of Priveco, any of its subsidiaries or any applicable laws; or

(c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Priveco, any of its subsidiaries or any of their respective material property or assets.

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3.9 Actions and Proceedings. To the best knowledge of Priveco, there is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Priveco, any of its subsidiaries or which involves any of the business, or the properties or assets of Priveco or any of its subsidiaries that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Priveco and its subsidiaries taken as a whole (a “Priveco Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Priveco Material Adverse Effect.

3.10 Compliance.

(a) To the best knowledge of Priveco, Priveco and each of its subsidiaries is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Priveco and its subsidiaries;

(b) To the best knowledge of Priveco, neither Priveco nor any of its subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Priveco Material Adverse Effect;

(c) Each of Priveco and its subsidiaries has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Priveco, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d) Each of Priveco and its subsidiaries has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Neither Priveco nor any of its subsidiaries has received any notice of any violation thereof, nor is Priveco aware of any valid basis therefore.

3.11 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Priveco or any of its subsidiaries of the Transaction contemplated by this Agreement or to enable Pubco to continue to conduct Priveco’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.12 Financial Representations. Within 30 days of the Closing Date, Priveco shall deliver true, correct, and complete copies of the consolidated audited balance sheet for Priveco dated as of December 31, 2016 and a consolidated unaudited balance sheet for Priveco dated as of December 31, 2017 (the “Priveco Accounting Date”), together with related statements of income, cash flows, and changes in shareholder’s equity for such fiscal years and interim period then ended (collectively, the “Priveco Financial Statements”). The Priveco Financial Statements will be:

(a) in accordance with the books and records of Priveco;

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(b) present fairly the financial condition of Priveco as of the respective dates indicated and the results of operations for such periods; and

(c) have been prepared in accordance with GAAP.

Priveco has not received any advice or notification from its independent certified public accountants that Priveco has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Priveco Financial Statements or the books and records of Priveco, any properties, assets, Liabilities, revenues, or expenses. The books, records, and accounts of Priveco accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Priveco. Priveco has not engaged in any transaction, maintained any bank account, or used any funds of Priveco, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Priveco.

3.13 Absence of Undisclosed Liabilities. Neither Priveco nor any of its subsidiaries has any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $5,000, which:

(a) will not be set forth in the Priveco Financial Statements or have not heretofore been paid or discharged;

(b) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Pubco; or

(c) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Priveco Financial Statements

3.14 Tax Matters.

As of the date hereof:

(a) each of Priveco and its subsidiaries has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to Priveco or its subsidiaries, and all such returns are true and correct in all material respects;

(b) each of Priveco and its subsidiaries has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Priveco Material Adverse Effect;

(c) neither Priveco nor any of its subsidiaries is presently under or has received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(d) all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

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(e) to the best knowledge of Priveco, the Priveco Financial Statements will contain full provision for all Taxes including any deferred Taxes that may be assessed to Priveco or its subsidiaries for the accounting period ended on the Priveco Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Priveco Accounting Date or for any profit earned by Priveco on or prior to the Priveco Accounting Date or for which Priveco is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Priveco Financial Statements.

3.15 Absence of Changes. Since the Priveco Accounting Date, neither Priveco or any of its subsidiaries has:

(a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b) sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

(c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Priveco or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f) suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h) received notice or had knowledge of any actual or threatened labour trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

(j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

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(k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l) agreed, whether in writing or orally, to do any of the foregoing.

3.16 Absence of Certain Changes or Events. Since the Priveco Accounting Date, there will have not been:

(a) a Priveco Material Adverse Effect; or

(b) any material change by Priveco in its accounting methods, principles or practices.

3.17 Subsidiaries. Except as set forth in writing, Priveco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations. Each subsidiary of Priveco is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Each subsidiary of Priveco is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Priveco owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Priveco and its subsidiaries taken as a whole. Priveco owns all of the shares of each subsidiary of Priveco and there are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating any subsidiary of Priveco to issue any additional common shares of such subsidiary, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from any subsidiary of Priveco any shares of such subsidiary.

3.18 Personal Property. Each of Priveco and its subsidiaries possesses, and has good and marketable title of all property necessary for the continued operation of the business of Priveco and its subsidiaries as presently conducted and as represented to Pubco. All such property is used in the business of Priveco and its subsidiaries. All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used. All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Priveco and its subsidiaries is owned by Priveco or its subsidiaries free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as disclosed in Schedule 6.

3.19 Intellectual Property

3.20 Intellectual Property Assets. Priveco and its subsidiaries own or hold an interest in all intellectual property assets necessary for the operation of the business of Priveco and its subsidiaries as it is currently conducted (collectively, the “Intellectual Property Assets”), including:

(a) all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Marks”);

(b) all patents, patent applications, and inventions, methods, processes and discover ies that may be patentable (collectively, the “Patents”);

(c) all copyrights in both published works and unpublished works (collectively, the “Copyrights”); and

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(d) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Priveco and its subsidiaries as licensee or licensor (collectively, the “Trade Secrets”).

3.21 Employees and Consultants. All employees and consultants of Priveco and its subsidiaries have been paid all salaries, wages, income and any other sum due and owing to them by Priveco or its subsidiaries, as at the end of the most recent completed pay period. Neither Priveco nor any of its subsidiaries is aware of any labor conflict with any employees that might reasonably be expected to have a Priveco Material Adverse Effect. To the best knowledge of Priveco, no employee of Priveco or any of its subsidiaries is in violation of any term of any employment contract, nondisclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Priveco or its subsidiaries or any other nature of the business conducted or to be conducted by Priveco its subsidiaries.

3.22 Real Property. Neither Priveco nor any of its subsidiaries owns any real property. Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which Priveco or any of its subsidiaries is a party or is bound is legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Priveco and its subsidiaries pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Neither Priveco nor any of its subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.23 Certain Transactions. Neither Priveco nor any of its subsidiaries is a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.24 No Brokers. Neither Priveco nor any of its subsidiaries has incurred any independent obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

3.25 Completeness of Disclosure. No representation or warranty by Priveco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Pubco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4. REPRESENTATIONS AND WARRANTIES OF PUBCO

Pubco represents and warrants to Priveco and the Selling Shareholders and acknowledges that Priveco and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Priveco or the Selling Shareholders, as follows:

4.1 Organization and Good Standing. Pubco is duly incorporated, organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Pubco is qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Pubco.

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4.2 Authority. Pubco has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Pubco Documents”) to be signed by Pubco and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of each of the Pubco Documents by Pubco and the consummation by Pubco of the transactions contemplated hereby have been duly authorized by its board of directors and no other corporate or shareholder proceedings on the part of Pubco is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Agreement has been, and the other Pubco Documents when executed and delivered by Pubco as contemplated by this Agreement will be, duly executed and delivered by Pubco and this Agreement is, and the other Pubco Documents when executed and delivered by Pubco, as contemplated hereby will be, valid and binding obligations of Pubco enforceable in accordance with their respective terms, except:

(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c) as limited by public policy.

4.3 Capitalization of Pubco. The entire authorized capital stock and other equity securities of Pubco consists of 200,000,000 shares of common stock with a par value of $0.001 (the “Pubco Common Stock”). After issuance of the Pubco Shares, there will be 3,850,000 shares of Pubco Common Stock issued and outstanding. All of the issued and outstanding shares of Pubco Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre- emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as contemplated by this Agreement, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Pubco to issue any additional shares of Pubco Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Pubco any shares of Pubco Common Stock as of the date of this Agreement. There are no agreements purporting to restrict the transfer of the Pubco Common Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Pubco Common Stock.

4.4 Directors and Officers of Pubco. The duly elected or appointed directors and the duly appointed officers of Pubco are as listed on Schedule 4.

4.5 Corporate Records of Pubco. The corporate records of Pubco, as required to be maintained by it pursuant to the laws of the State of Nevada, are accurate, complete and current in all material respects, and the minute book of Pubco is, in all material respects, correct and contains all material records required by the law of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Pubco.

4.6 Non-Contravention. Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Pubco under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Pubco or any of its material property or assets;

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(b) violate any provision of the applicable incorporation or charter documents of Pubco; or

(c) violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Pubco or any of its material property or assets.

4.7 Validity of Pubco Common Stock Issuable upon the Transaction. The Pubco Shares to be issued to the Selling Shareholders upon consummation of the Transaction in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

4.8 Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Pubco, threatened against Pubco which involves any of the business, or the properties or assets of Pubco that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Pubco taken as a whole (a “Pubco Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Pubco Material Adverse Effect.

4.9 Compliance.

(a) To the best knowledge of Pubco, Pubco is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Pubco;

(b) To the best knowledge of Pubco, Pubco is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Pubco Material Adverse Effect;

(c) Pubco has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Pubco, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d) Pubco has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Pubco has not received any notice of any violation thereof, nor is Pubco aware of any valid basis therefore.

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4.10 Filings, Consents and Approvals. No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Pubco of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.11 Absence of Undisclosed Liabilities. Pubco has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Priveco; or

(b) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business.

4.12 Tax Matters.

As of the date hereof:

(a) Pubco has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and all such returns are true and correct in all material respects;

(b) Pubco has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

(c) Pubco is not presently under and has not received notice of, any contemplated investigation or audit by the Canada Revenue Agency or the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof; and

All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency

4.13 No liabilities. Pubco has no liabilities or obligations whatsoever.

4.14 Absence of Changes. Except as contemplated in this Agreement, Pubco has not:

(a) incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b) sold, encumbered, assigned or transferred any material fixed assets or properties;

(c) created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Pubco to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

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(d) made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e) declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f) suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g) suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h) received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i) made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

(j) other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k) entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l) agreed, whether in writing or orally, to do any of the foregoing.

4.15 Absence of Certain Changes or Events. There has not been:

(a) a Pubco Material Adverse Effect; or

(b) any material change by Pubco in its accounting methods, principles or practices.

4.16 Subsidiaries. Pubco does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

4.17 Personal Property. There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Pubco.

4.18 Employees and Consultants. Pubco does not have any employees or consultants.

4.19 Material Contracts and Transactions. Other than as expressly contemplated by this Agreement, there are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Pubco is a party except as disclosed in writing to Priveco.

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4.20 No Brokers. Pubco has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

4.21 Completeness of Disclosure. No representation or warranty by Pubco in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Priveco pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

5. CLOSING CONDITIONS

5.1 Conditions Precedent to Closing by Pubco. The obligation of Pubco to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 7. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Pubco and may be waived by Pubco in its sole discretion.

5.2 Representations and Warranties. The representations and warranties of Priveco and the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Priveco will have delivered to Pubco a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Priveco in this Agreement are true and correct.

5.3 Performance. All of the covenants and obligations that Priveco and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

5.4 Transaction Documents. This Agreement, the Priveco Documents, the Priveco Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Pubco, will have been executed and delivered to Pubco.

5.5 Secretar y’s Certificate – Priveco. Pubco will have received a certificate from the Secretary of Priveco attaching:

(a) a copy of Priveco’s Certificate of Incorporation, Articles of Incorporation and all other incorporation documents, as amended through the Closing Date; and

(b) copies of resolutions duly adopted by the board of directors of Priveco approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

5.6 Legal Opinion – Priveco. Pubco will have received an opinion, dated as of the Closing Date, from counsel for Priveco, and such other local or special counsel as is appropriate, all of which opinion will be in the form and substance reasonably satisfactory to Pubco and its counsel.

5.7 Third Party Consents. Pubco will have received duly executed copies of all third party consents and approvals contemplated by this Agreement, in form and substance reasonably satisfactory to Pubco.

5.8 Employment Agreements. Pubco will have received from Priveco copies of all agreements or arrangements that evidence the employment of all of the hourly and salaried employees of Priveco as set out on 7 attached hereto, which constitute all of the employees reasonably necessary to operate the business of Priveco substantially as presently operated.

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5.9 No Material Adverse Change. No Priveco Material Adverse Effect will have occurred since the date of this Agreement.

5.10 No Action. No suit, action, or proceeding will be pending or threatened which would:

(a) prevent the consummation of any of the transactions contemplated by this Agreement; or

(b) cause the Transaction to be rescinded following consummation.

5.11 Outstanding Shares. Within 30 days of the Closing Date, Priveco will have no more than 100,000 shares of Priveco Common Stock issued and outstanding on the Closing Date.

5.12 Due Diligence Review of Financial Statements. Pubco and its accountants will be reasonably satisfied with their due diligence investigation and review of the Priveco Financial Statements.

5.13 Due Diligence Generally. Pubco and its solicitors will be reasonably satisfied with their due diligence investigation of Priveco that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction, including:

(a) materials, documents and information in the possession and control of Priveco and the Selling Shareholders which are reasonably germane to the Transaction;

(b) a physical inspection of the assets of Priveco by Pubco or its representatives; and title to the material assets of Priveco.

5.14 Compliance with Securities Laws. Pubco will have received evidence satisfactory to Pubco that the Pubco Securities issuable in the Transaction will be issuable without registration pursuant to the Securities Act in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S and/or Regulation D.

In order to establish the availability of the safe harbor from the registration requirements of the Securities Act for the issuance of Pubco Securities to each Selling Shareholder or their nominees, Priveco will deliver to Pubco on Closing, the applicable Certificate duly executed by each Selling Shareholder.

5.15 Conditions Precedent to Closing by Priveco. The obligation of Priveco and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Section 7. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Priveco and the Selling Shareholders and may be waived by Priveco and the Selling Shareholders in their discretion.

5.16 Representations and Warranties. The representations and warranties of Pubco set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Pubco will have delivered to Priveco a certificate dated the Closing Date, to the effect that the representations and warranties made by Pubco in this Agreement are true and correct.

5.17 Performance. All of the covenants and obligations that Pubco are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Pubco must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

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5.18 Transaction Documents. This Agreement, the Pubco Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Priveco, will have been executed and delivered by Pubco.

5.19 Secretar y’ s Certificate - Pubco. Priveco will have received a certificate from the Secretary of Pubco attaching:

(a) a copy of Pubco’s Articles of Incorporation and Bylaws, as amended through the Closing Date; and

(b) copies of resolutions duly adopted by the board of directors of Pubco approving the execution and delivery of this Agreement and the consummation of the transactions contemplated herein.

5.20 Legal Opinion – Pubco. Priveco will have received a legal opinion, dated as of the Closing Date, from counsel for Pubco, and such other local or special legal counsel as is appropriate, all of which opinion shall be in the form and substance reasonably satisfactory to Priveco and its counsel.

5.21 Third Party Consents. Priveco will have received from Pubco duly executed copies of all third-party consents, permits, authorisations and approvals of any public, regulatory or governmental body or authority or person or entity contemplated by this Agreement, in the form and substance reasonably satisfactory to Priveco.

5.22 No Material Adverse Change. No Pubco Material Adverse Effect will have occurred since the date of this Agreement.

5.23 No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would:

(a) prevent the consummation of any of the transactions contemplated by this Agreement; or

(b) cause the Transaction to be rescinded following consummation.

5.24 Outstanding Shares. Immediately after the Closing Date, Pubco will have 14,100,000 common shares issued and outstanding in the capital of Pubco.

5.25 Due Diligence Generally. Priveco will be reasonably satisfied with their due diligence investigation of Pubco that is reasonable and customary in a transaction of a simi lar nature to that contemplated by the Transaction.

6. ADDITIONAL COVENANTS OF THE PARTIES

6.1 Access and Investigation. Between the date of this Agreement and the Closing Date, Priveco, on the one hand, and Pubco, on the other hand, will, and will cause each of their respective representatives to:

(a) afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

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(c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

6.2 Confidentiality. All information regarding the business of Priveco including, without limitation, financial information that Priveco provides to Pubco during Pubco’s due diligence investigation of Priveco will be kept in strict confidence by Pubco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Pubco or disclosed to any third party (other than Pubco’s professional accounting and legal advisors) without the prior written consent of Priveco. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Priveco, Pubco will immediately return to Priveco (or as directed by Priveco) any information received regarding Priveco’s business. Likewise, all information regarding the business of Pubco including, without limitation, financial information that Pubco provides to Priveco during its due diligence investigation of Pubco will be kept in strict confidence by Priveco and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Priveco or disclosed to any third party (other than Priveco’s professional accounting and legal advisors) without Pubco’s prior written consent. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Pubco, Priveco will immediately return to Pubco (or as directed by Pubco) any information received regarding Pubco’s business.

6.3 Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence af ter the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.4 Conduct of Priveco and Pubco Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Pubco otherwise consents in writing, Priveco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Priveco otherwise consents in writing, Pubco will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

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6.5 Certain Acts Prohibited – Priveco. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Priveco will not, without the prior written consent of Pubco:

(a) amend its Certificate of Incorporation, Articles of Incorporation or other incorporation documents;

(b) incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Priveco except in the ordinary course of business;

(c) dispose of or contract to dispose of any Priveco property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d) issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Priveco Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

not:

(e) declare, set aside or pay any dividends on, or make any other distributions in respect of the Priveco Common Stock, or

(f) split, combine or reclassify any Priveco Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Priveco Common Stock; or

(g) not materially increase benefits or compensation expenses of Priveco, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.6 Certain Acts Prohibited - Pubco. Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Pubco will not, without the prior written consent of Priveco:

(a) incur any liability or obligation or encumber or permit the encumbrance of any properties or assets of Pubco except in the ordinary course of business consistent with past practice;

(b) dispose of or contract to dispose of any Pubco property or assets except in the ordinary course of business consistent with past practice;

(c) declare, set aside or pay any dividends on, or make any other distributions in respect of the Pubco Common Stock;

(d) grant any rights to acquire securities or instruments which could be converted into Pubco securities; or

(e) increase benefits or compensation expenses of Pubco, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person.

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6.7 Public Announcements. Pubco and Priveco each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement.

6.8 Employment Agreements. Between the date of this Agreement and the Closing Date, Priveco will have made necessary arrangements to employ all of the hourly and salaried employees of Priveco reasonably necessary to operate such business substantially as presently operated. Priveco agrees to provide copies of all such agreements and arrangements that evidence such employment at or prior to Closing.

7. CLOSING

7.1 Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Pubco or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Priveco and Pubco, provided such undertakings are satisfactory to each party’s respective legal counsel.

7.2 Closing Deliveries of Priveco and the Selling Shareholders. At Closing, Priveco and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Pubco:

(a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Priveco evidencing approval of this Agreement and the Transaction;

(b) if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

(c) share certificates representing the Priveco Shares as required by this Agreement; all certificates and other documents required by Sections 3.2 and 5.4 of this Agreement; a certificate of an officer of Priveco, dated as of Closing, certifying that:

(i) each covenant and obligation of Priveco has been complied with; and

(ii) each representation, warranty and covenant of Priveco is true and correct at the Closing as if made on and as of the Closing;

(d) the Priveco Documents and any other necessary documents, each duly executed by Priveco, as required to give effect to the Transaction.

7.3 Closing Deliveries of Pubco. At Closing, Pubco will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Priveco:

(a) copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Pubco evidencing approval of this Agreement and the Transaction;

(b) all certificates and other documents required by this Agreement; a certificate of an officer of Pubco, dated as of Closing, certifying that: each covenant and obligation of Pubco has been complied with; and

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(c) each representation, warranty and covenant of Pubco is true and correct at the Closing as if made on and as of the Closing; and

(d) the Pubco Documents and any other necessary documents, each duly executed by Pubco, as required to give effect to the Transaction.

7.4 Delivery of Financial Statements. Within 30 days of the Closing Date, Priveco will have delivered to Pubco the Priveco Financial Statements, which financial statements will include audited financial statements for the fiscal year ended December 31, 2016, prepared in accordance with GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States.

7.5 Additional Closing Delivery of Pubco. At Closing, Pubco will deliver or cause to be delivered the share certificates representing the Pubco Securities.

8. TERMINATION

8.1 Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a) mutual agreement of Pubco and Priveco;

(b) Pubco, if there has been a material breach by Priveco or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Priveco or the Selling Shareholders that is not cured, to the reasonable satisfaction of Pubco, within ten business days after notice of such breach is given by Pubco (except that no cure period will be provided for a breach by Priveco or the Selling Shareholders that by its nature cannot be cured);

(c) Priveco, if there has been a material breach by Pubco of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Pubco that is not cured by the breaching party, to the reasonable satisfaction of Priveco, within ten business days after notice of such breach is given by Priveco (except that no cure period will be provided for a breach by Pubco that by its nature cannot be cured);

(d) Pubco or Priveco, if the Transaction contemplated by this Agreement has not been consummated prior to January 31, 2018, unless the parties hereto agree to extend such date in writing; or

(e) Pubco or Priveco if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

8.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 8, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

9. INDEMNIFICATION, REMEDIES, SURVIVAL

9.1 Certain Definitions. For the purposes of this Article 9, the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Pubco or Priveco including damages for lost profits or lost business opportunities.

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9.2 Agreement of Priveco to Indemnify. Priveco will indemnify, defend, and hold harmless, to the full extent of the law, Pubco and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Pubco and its shareholders by reason of, resulting from, based upon or arising out of:

(a) the breach by Priveco of any representation or warranty of Priveco contained in or made pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b) the breach or partial breach by Priveco of any covenant or agreement of Priveco made in or pursuant to this Agreement, any Priveco Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3 Agreement of the Pubco Directors to Indemnify. The Pubco directors will indemnify, defend, and hold harmless, to the full extent of the law, Priveco and the Selling Shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Priveco and its shareholders by reason of, resulting from, based upon or arising out of:

(a) any breach by Pubco of this Agreement; or

(b) any misstatement, misrepresentation or breach of the representations and warranties made by Pubco contained in this Agreement.

9.4 Agreement of Pubco to Indemnify. Pubco will indemnify, defend, and hold harmless, to the full extent of the law, Priveco and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Priveco and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(a) the breach by Pubco of any representation or warranty of Pubco contained in or made pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b) the breach or partial breach by Pubco of any covenant or agreement of Pubco made in or pursuant to this Agreement, any Pubco Document or any certificate or other instrument delivered pursuant to this Agreement.

10. MISCELLANEOUS PROVISIONS

10.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

10.2 Further Assurances. Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

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10.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.4 Expenses. Pubco will bear all costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby, including all fees and expenses of agents, representatives and accountants; provided that Pubco and Priveco will bear its respective legal costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

10.5 Entire Agreement. This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.6 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

(a) If to Priveco or any of the Selling Shareholders:

Analog Nest Technologies, Inc.

244 Madison Avenue

New York, NY 10016-2817

Attention: Paul Gonzalez, President

(b) If to Pubco

UPPERSOLUTION COM INC.,

153 W.Lake Mead Parkway #2240

Henderson, NV 89015

Attention: Kevin So, President and CEO

All such notices and other communications will be deemed to have been received: in the case of personal delivery, on the date of such delivery;

(c) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

(d) in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(e) in the case of mailing, on the fifth business day following mailing.

10.7 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.8 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

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10.9 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.10 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

10.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.12 Gender. All references to any party will be read with such changes in number and gender as the context or reference requires.

10.13 Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the Province of British Columbia, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

10.14 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.15 Electronic Execution. This Agreement may be executed by delivery of executed signature pages by email, fax or such other electronic means and such electronic execution will be effective for all purposes.

10.16 Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

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IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

UPPERSOLUTION COM, INC.

Per:	Kevin So
Authorized Signatory
Name: Kevin So
Title: President/CEO

ANALOG NEST TECHNOLOGIES, INC.

Per:	Paul Gonzalez
Authorized Signatory
Name: Paul Gonzalez
Title: President

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SCHEDULE 1

LIST OF SELLING SHAREHOLDERS OF ANALOG NEST TECHNOLOGIES, INC.

Shareholder Name and Address	Number of Shares	Percentage of Ownership
Paul Gonzalez Global Gateway 8, Rue de la Perle Providence, Mahe Seychelles	100,000	100%

SCHEDULE 2A

TO THE SHARE EXCHANGE AGREEMENT AMONG UPPERSOLUTION COM INC, ANALOG

NEST TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS

SET OUT IN THE SHARE EXCHANGE AGREEMENT

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of common stock (the “Pubco Shares” and, together with the Pubco Shares, the “Pubco Securities”) of UPPERSOLUTION COM INC, a Nevada corporation (“Pubco”), to the undersigned, pursuant to that certain Share Exchange Agreement dated January 10 , 2018 (the “Agreement”), among Pubco, Analog Nest Technologies, Inc., a company incorporated pursuant to the laws of the State of Nevada (“Priveco”) and the shareholders of Priveco as set out in the Agreement (each, a “Selling Shareholder”), the undersigned hereby agrees, acknowledges, represents and warrants that:

1. the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2. none of the Pubco Securities have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3. the undersigned understands and agrees that offers and sales of any of the Pubco Securities prior to the expiration of a period of one year after the date of original issuance of the Pubco Securities (the one year period hereinafter referred to as the Distribution Compliance Period) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. the undersigned understands and agrees not to engage in any hedging transactions involving any of the Pubco Securities unless such transactions are in compliance with the provisions of the

U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5. the undersigned is acquiring the Pubco Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Pubco Securities in the United States or to U.S. Persons;

6. the undersigned has not acquired the Pubco Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Securities; provided, however, that the undersigned may sell or otherwise dispose of the Pubco Securities pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

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7. the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8. the undersigned has not undertaken, and will have no obligation, to register any of the Pubco Securities under the U.S. Securities Act;

9. Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the Selling Shareholders contained in the Agreement and those of the undersigned contained in this Certificate, and the undersigned will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the Selling Shareholders and/or the undersigned not being true and correct;

10. the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Securities and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

11. none of the Pubco Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the undersigned that any of the Pubco Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

12. the undersigned is outside the United States when receiving and executing this Agreement and is acquiring the Pubco Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Pubco Securities;

13. neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Securities;

14. the Pubco Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

15. the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

16. the undersigned understands and agrees that the Pubco Securities will bear the following legend:

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“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NO NE OF T HE SEC UR IT IE S REP RES EN T ED HE RE BY H AV E BE EN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERS O NS EX CEPT I N AC CO RD AN CE W IT H T HE P ROV IS IO NS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

17. the address of the undersigned included herein is the sole address of the undersigned as of the date of this certificate.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Date: January 10, 2018

Paul Gonzalez

Paul Gonzalez

President

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SCHEDULE 3

TO THE SHARE EXCHANGE AGREEMENT AMONG UPPERSOLUTION COM INC, ANALOG

NEST TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS

SET OUT IN THE SHARE EXCHANGE AGREEMENT

DIRECTORS AND OFFICERS OF PRIVECO

Directors: Paul Gonzalez

Officers	:	Paul	Gonzalez

SCHEDULE 4

TO THE SHARE EXCHANGE AGREEMENT AMONG UPPERSOLUTION COM INC, ANALOG

NEST TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS SET OUT IN THE

SHARE EXCHANGE AGREEMENT

DIRECTORS AND OFFICERS OF PUBCO

Directors:

Kevin So

Officers :

Kevin So– President, Chief Executive Officer and Chief Financial Officer

SCHEDULE 5

TO THE SHARE EXCHANGE AGREEMENT AMONG UPPERSOLUTION COM INC, ANALOG

NEST TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS SET OUT IN THE

SHARE EXCHANGE AGREEMENT

PRIVECO INTELLECTUAL PROPERTY

SCHEDULE 6

TO THE SHARE EXCHANGE AGREEMENT AMONG UPPERSOLUTION COM INC, ANALOG

NEST TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS SET OUT IN THE

SHARE EXCHANGE AGREEMENT

PRIVECO PERSONAL PROPERTY

SCHEDULE 7

TO THE SHARE EXCHANGE AGREEMENT AMONG UPPERSOLUTION COM INC, ANALOG

NEST TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS SET OUT IN THE

SHARE EXCHANGE AGREEMENT

PRIVECO MATERIAL CONTRACTS

SCHEDULE 8

TO THE SHARE EXCHANGE AGREEMENT AMONG UPPERSOLUTION COM INC, ANALOG

NEST TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS SET OUT IN THE

SHARE EXCHANGE AGREEMENT

SUBSIDIARIES

As of the date of this Agreement, the following companies are subsidiaries of Priveco:

None.

SCHEDULE 9

TO THE SHARE EXCHANGE AGREEMENT AMONG UPPERSOLUTION COM INC, ANALOG

NEST TECHNOLOGIES, INC. AND THE SELLING SHAREHOLDERS AS SET OUT IN THE

SHARE EXCHANGE AGREEMENT